ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE


COLLECTION PERIOD:        August 1, 2000 - August 31, 2000
                          --------------------------------

SETTLEMENT DATE:                    15-Sep-00
                                    ---------


A.    SERIES INFORMATION

      ADVANTA LEASING RECEIVABLES CORP. IV AND
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)       Beginning Aggregate Contract Principal Balance  ("ACPB")                                         $ 129,931,402.63
                                                                                                                  ----------------
      (b.)       Contract Principal Balance of all Collections allocable to Contracts          $  8,301,415.60
                                                                                               ---------------
      (c.)       Contract Principal Balance of Charged-Off Contracts                           $    588,479.53
                                                                                               ---------------
      (d.)       Total decline in Principal Balance                                                               $   8,889,895.13
                                                                                                                  ----------------


      (e.)       Ending Aggregate Contract Principal Balance of all Contracts as of this
                 Settlement Date                                                                                  $ 121,041,507.50
                                                                                                                  ----------------

                 BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
      (f.)       Class A Principal Balance as of this Settlement Date                                             $ 106,903,772.76
                                                                                                                  ----------------
                 (Class A Note Factor)                                0.3227771
                                                                      ----------
      (g1.)      Class A-1 Principal Balance (Note Factor)            0.0000000                             --
                                                                      ---------                ---------------
      (g2.)      Class A-2 Principal Balance  (Note Factor)           0.1984409                $ 37,703,772.76
                                                                      ---------                ---------------
      (g3.)      Class A-3 Principal Balance  (Note Factor)           1.0000000                $ 23,300,000.00
                                                                      ---------                ---------------
      (g4.)      Class A-4 Principal Balance  (Note Factor)           1.0000000                $ 45,900,000.00
                                                                      ---------                ---------------
      (h.)       Class B Principal Balance as of this Settlement Date                                             $  4,612,724.10
                                                                                                                  ----------------
                 (Class B Note Factor)                                0.2435698
                                                                      ----------
      (i.)       Class C Principal Balance as of this Settlement Date                                             $             --
                                                                                                                  ----------------
                 (Class C Note Factor)                                0.0000000
                                                                      ---------
      (l.)       Class D Principal Balance as of this Settlement Date                                             $   9,525,010.64
                                                                                                                  ----------------
                 (Class D Note Factor)                                0.6349878
                                                                      ---------

II.   COMPLIANCE RATIOS

      (a.)       Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the
                 related Calculation Date                                                                         $ 130,180,096.40
                                                                                                                  ----------------
      (b1.)      % of CBR 31 days or more delinquent as of the related Calculation Date                                 6.48%
                                                                                                                  ----------------
      (b2.)      Preceeding Month %:                                     Jul-00                                         7.15%
                                                                      ---------                                   ----------------
      (b3.)      2nd Preceeding Month %:                                 Jun-00                                         7.50%
                                                                      ---------                                   ----------------
      (b4.)      Three month rolling average % of CBR 31 days or more delinquent                                        7.04%
                                                                                                                  ----------------


      (c.)       Does the three month rolling average % of CBR which are 31 days or more
                 delinquent exceed 105% ?  Y or N                                                                        NO
                                                                                                                  ----------------


                 (Amortization Period Only)
      (d)        Cumulative Net Loss Percentage as of the related Collection Period                                     2.75%
                                                                                                                  ----------------
                 Does the Cumulative Net Loss Percentage exceed
      (d1.)      40 % from the Beginning Period to and including 12th Collection Period ?
                 Y or N                                                                                                 N/A
                                                                                                                  ----------------
      (d2.)      55 % from 13th Collection Period to and including 24th Collection Period ?
                 Y or N                                                                                                  NO
                                                                                                                  ----------------
      (d3.)      70 % from 25th Collection Period and thereafter ? Y or N                                               N/A
                                                                                                                  ----------------
                 (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (e1.)      Residual Realization for the related Collection Period  > 100% (YES/NO)                                YES
                                                                                                                  ----------------
      (e2.)      Preceeding Month:                                       Jul-00>100%(YES/NO)                            YES
                                                                      ---------                                   ----------------
      (e3.)      2nd Preceeding Month:                                   Jun-00>100%(YES/NO)                            YES
                                                                      ---------                                   ----------------
      (e4.)      Three month rolling average Residual Realization Ratio  > 100% (YES/NO)                                YES
                                                                                                                  ----------------
                 (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
                 The amount of available funds on deposit in the Series 1998-1 Facility
                 Account                                                                                          $  10,775,013.06
                                                                                                                  ----------------


           (1)   On the Payment Date which is also the Amortization Date and each Payment
                 Date thereafter

      (a.)       To the Servicer, Unrecoverable Servicer Advances                                                       155,999.55
                                                                                                                  ----------------
      (b.)       To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
                 Servicing Income, if any
                                                                                                                  ----------------

                 To Series 1998-1 Noteholders:
      (c.)       To Class A, the total Class A Note Interest and Class A Overdue Interest
                 for the related period                                                                           $     564,819.14
                                                                                                                  ----------------
                            Interest on Class A-1 Notes                                        $            --
                                                                                               ---------------
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
                            Interest on Class A-2 Notes                                        $    220,943.31
                                                                                               ---------------
                            Interest on Class A-3 Notes                                        $    115,140.83
                                                                                               ---------------
                            Interest on Class A-4 Notes                                        $    228,735.00
                                                                                               ---------------
      (d.)       Interest on Class B Notes for the related period                                                 $      28,726.27
                                                                                                                  ----------------
      (e.)       Interest on Class C Notes for the related period                                                 $             --
                                                                                                                  ----------------

      (f.)       To Series 1998-1 Noteholders:
                 To Class A, the total Principal Payment and Class A Overdue Principal, if
                 any                                                                                                  7,851,549.01
                                                                                                                  ----------------
                            Principal Payment to Class A-1 Noteholders                               N/A
                                                                                               ---------------
                            Principal Payment to Class A-2 Noteholders                         $  7,851,549.01
                                                                                               ---------------
                            Principal Payment to Class A-3 Noteholders                               N/A
                                                                                               ---------------
                            Principal Payment to Class A-4 Noteholders                               N/A
                                                                                               ---------------
                 To Class B for Principal Payment and Overdue Principal, if any                                       1,038,346.12
                                                                                                                  ----------------
                 To Class C for Principal Payment and Overdue Principal, if any                                                 --
                                                                                                                  ----------------

      (g.)       Overdue Principal (included in the Principal Payments per above, if any):
                 To Class A, total for Overdue Principal                                             N/A
                                                                                               ---------------
                            Overdue Principal to Class A-1                       N/A
                                                                            --------------
                            Overdue Principal to Class A-2                       N/A
                                                                            --------------
                            Overdue Principal to Class A-3                       N/A
                                                                            --------------
                            Overdue Principal to Class A-4                       N/A
                                                                            --------------
                 To Class B for Overdue Principal                                                    N/A
                                                                                               ---------------
                 To Class C for Overdue Principal                                                    N/A
                                                                                               ---------------

      (h1.)      Until the Reserve Account Funding Date:
                 To the Reserve Account, the amount equal to the Servicing Fee otherwise
                 payable to ABS                                                                                         N/A
                                                                                                                  ----------------

      (h2.)      After the Reserve Account Funding Date:
                 To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income,
                 if any                                                                                                 108,276.17
                                                                                                                  ----------------

      (i.)       To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount for such
                 Payment Date                                                                                           N/A
                                                                                                                  ----------------

      (j.)       Upon the occurrence of a Residual Event                    the lesser of:
      (j1.)      (A) the Available Funds remaining on deposit in the Facility Account and            N/A
                                                                                               ---------------
      (j2.)      (B) the aggregate amount of Residual Receipts included in Available Funds           N/A
                                                                                               ---------------
      (j3.)      To be deposited to the Residual Account                                                                N/A
                                                                                                                  ----------------

      (k.)       To Class D Noteholders for Principal Payment                                                                   --
                                                                                                                  ----------------
      (l.)       To Class D Noteholders for Overdue Principal, if any                                                   N/A
                                                                                                                  ----------------

           (3)   To ABS, the Servicing Fee previously due, but deposited to the Reserve
                 Account                                                                                          $             --
                                                                                                                  ----------------

           (4)   To the Trustee to Fund the Servicer Conversion Expense Account
                                                                                                                  ----------------

           (5)   To the Series Obligors, as holders of the Residual Interest, any Available
                 Funds remaining on deposit in the Facility Account                                               $   1,027,296.80
                                                                                                                  ----------------

IV.   SERVICER ADVANCES

      (a.)       Aggregate amount of Servicer Advances at the beginning of the related
                 Collection Period                                                                                    2,345,853.46
                                                                                                                  ----------------
      (b.)       Servicer Advances reimbursed during the related Collection Period                                       70,003.35
                                                                                                                  ----------------
      (c.)       Amount of unreimbursed Servicer Advances to be reimbursed on the
                 Settlement Date                                                                                        155,999.55
                                                                                                                  ----------------
      (d.)       Servicer Advances made during the related Collection Period
                                                                                                                  ----------------
      (e.)       Aggregate amount of Servicer Advances at the end of the Collection
                 Period                                                                                           $   2,119,850.56
                                                                                                                  ----------------


V.    RESERVE ACCOUNT
      (a.)       Amount on deposit at the beginning of the related Collection Period                              $   3,913,207.74
                                                                                                                  ----------------
      (b.)       Amounts used to cover shortfalls, if any,  for the related Collection
                 Period                                                                                           $             --
                                                                                                                  ----------------
      (c.)       Amounts transferred from the Facility Account, if applicable                                     $             --
                                                                                                                  ----------------
      (d.)       Interest earned on Reserve Balance                                                               $      21,537.22
                                                                                                                  ----------------
      (e.)       Reserve Account Ending Balance before calculating Required Reserve Amount                        $   3,934,744.96
                                                                                                                  ----------------

                                                                                                                  ----------------
      (f.)       Required Reserve Amount needed as of the related Collection Period                               $   3,624,286.15
                                                                                                                  ----------------

      (g1.)      If (f) is greater than (e), then amount of shortfall                                                         0.00
                                                                                                                  ----------------
      (g2.)      If (e) is greater than (f), then excess amount to be transferred to the
                 Series Obligors                                                                                        310,458.81
                                                                                                                  ----------------

      (h.)       Amounts on deposit as of this Settlement Date (e minus g2)                                       $   3,624,286.15
                                                                                                                  ----------------



VI.   RESIDUAL ACCOUNT
      (a.)       Amount on deposit at the beginning of the related Collection Period                                          0.00
                                                                                                                  ----------------
      (b.)       Amounts transferred from the Facility Account                                                                0.00
                                                                                                                  ----------------
      (c.)       Amounts used to cover shortfalls for the related Collection Period                                           0.00
                                                                                                                  ----------------
      (d.)       Amount on deposit as of this Settlement Date                                                                 0.00
                                                                                                                  ----------------
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
VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)       Amount on deposit at the beginning of the related Collection Period                                          0.00
                                                                                                                  ----------------
      (b.)       Amounts transferred from the Facility Account                                                                0.00
                                                                                                                  ----------------
      (c.)       Amounts transferred to the Series Obligors                                                                   0.00
                                                                                                                  ----------------
      (d.)       Amount on deposit as of this Settlement Date                                                                 0.00
                                                                                                                  ----------------


VIII. ADVANCE PAYMENTS
      (a.)       Beginning aggregate Advance Payments                                                             $   2,003,566.51
                                                                                                                  ----------------
      (b.)       Amount of Advance Payments collected during the related Collection Period                        $   1,378,898.97
                                                                                                                  ----------------
      (c.)       Investment earnings for the related Collection Period                                            $      13,681.00
                                                                                                                  ----------------
      (d.)       Amount of Advance Payments withdrawn for deposit into Facility Account                           $   1,500,671.35
                                                                                                                  ----------------
      (e.)       Ending aggregate Advance Payments                                                                $   1,895,475.13
                                                                                                                  ----------------



      ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

      BY:        /s/ John Paris

      TITLE:     SR VP

      DATE:      09/12/00



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